UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 2017

OSI SYSTEMS, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

DELAWARE	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE

HAWTHORNE, CA 90250

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 31, 2017, OSI Systems, Inc. (the “Company”) and Deepak Chopra, the Company’s Chief Executive Officer, entered into a second amendment (the “Amendment”) to Mr. Chopra’s Employment Agreement entered into as of January 1, 2012 (as previously amended as of July 1, 2015, the “Employment Agreement”).  The Amendment extends the term of the Employment Agreement for five years such that it shall now expire on January 1, 2024, unless earlier terminated in accordance with its terms.  The Amendment also simplifies the stay bonus provision and provides that, in the event of Mr. Chopra’s continued employment until January 1, 2024, Mr. Chopra shall be entitled to a bonus fixed at $13.5 million payable on or within 45 days after January 1, 2024; provided that in the event of Mr. Chopra’s death or disability after January 1, 2019, such amount shall be paid within 45 days of such event.  The Amendment also provides for an increase in the death benefit under applicable term life insurance from $10 million to $20 million and clarifies that, in determining the amount of any Severance Payment or Alternative Payment (each as defined in the Employment Agreement), such amount shall be reduced by the present value of any amount paid or payable in accordance with the preceding sentence.

On December 31, 2017, the Company and Mr. Chopra also entered into an Amended and Restated Retirement Benefit Award Agreement (the “Amended Award Agreement”) pursuant to the Company’s Nonqualified Defined Benefit Plan (the “Plan”).  Under the prior Retirement Benefit Award Agreement, the Retirement Benefit (as defined in the Plan) payments were to commence on January 1, 2019. The Amended Award Agreement defers the first five years of payments until January 1, 2024. The total amount of Mr. Chopra’s Retirement Benefit remains the same.

The foregoing descriptions of the Amendment and the Amended Award Agreement are qualified in their entirety by reference to the provisions of the Amendment and the Amended Award Agreement, each of which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits

10.1	Second Amendment to Employment Agreement effective as of December 31, 2017 by and between OSI Systems, Inc. and Deepak Chopra

10.2	Amended and Restated Retirement Benefit Award Agreement effective as of December 31, 2017 by and between OSI Systems, Inc. and Deepak Chopra

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Employment Agreement effective as of December 31, 2017 by and between OSI Systems, Inc. and Deepak Chopra

10.2	Amended and Restated Retirement Benefit Award Agreement effective as of December 31, 2017 by and between OSI Systems, Inc. and Deepak Chopra

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.
Date: January 5, 2018

	By:	/S/ Alan Edrick
Alan Edrick
Executive Vice President and Chief Financial Officer